Exhibit 99.1
KELLY SERVICES REPORTS 1st QUARTER 2010 RESULTS
TROY, MI (May 12, 2010) — Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the first quarter of 2010.
Carl T. Camden, President and Chief Executive Officer, announced revenue for the first quarter of 2010 totaled $1.1 billion, an 8% increase compared to the corresponding quarter in 2009. On a constant currency basis, revenue increased by 4%.
Losses from operations for the first quarter of 2010 totaled $1.6 million, compared to losses from operations of $30.6 million reported for the first quarter of 2009. Included in the results from operations for the first quarter of 2010 are restructuring charges of $4.4 million. The loss from operations in the first quarter of 2009 included restructuring and litigation charges of $8.1 million. Excluding the restructuring and litigation charges, earnings from operations were $2.8 million in the first quarter of 2010 compared to a loss from operations of $22.5 million in 2009.
Diluted losses per share from continuing operations in the first quarter of 2010 were $0.06 compared to first quarter 2009 losses of $0.46 per share. The restructuring and litigation charges totaled $0.10 per share in the first quarter of 2010 and $0.21 per share in the first quarter of 2009.
Commenting on the first quarter results, Camden was optimistic. “After many months, we were pleased to see the economy pick up and note positive trends in our business. Combined with our ongoing focus on cost control, those factors helped us return to profitability in what has typically been a weak quarter for our industry.”
That said, Camden expects 2010 will continue to be a challenging year for Kelly, but also a year of opportunities. “It’s important that we keep a careful eye on managing costs to gain the greatest leverage as this recovery strengthens. At the same time, as the workforce solutions market expands, Kelly is redefining itself in the marketplace. And our new strategic alliance with Temp Holdings enhances our ability to execute our long-term strategy, and grow our business in two critical staffing markets.”
Camden said while the Company will look to maximize profits across all operations, it will concentrate on accelerating growth of higher-margin Professional & Technical disciplines, as well as outsourcing and consulting services. “Our customers’ needs are changing, and Kelly is responding with a broad array of flexible, customized workforce solutions.”
In conjunction with its first quarter earnings release, Kelly Services, Inc. will host a conference call at 8:30 a.m. (ET) on May 12, to review the results and answer questions. The call may be accessed in one of the following ways:
Via the Telephone:

U.S.	1 800 288-9626
International	1 651 291-5254
The pass code is Kelly Services
Via the Internet:
The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and accordingly, are subject to risks and uncertainties. These factors include: competition, changing market and economic conditions, currency fluctuations, changes in laws and regulations, including tax laws, and other factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein.
About Kelly Services
Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB) is a leader in providing workforce solutions. Kelly offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temp-to-hire and direct-hire basis. Serving clients around the globe, Kelly provides employment to 480,000 employees annually. Revenue in 2009 was $4.3 billion. Visit www.kellyservices.com.

ANALYST CONTACT:	MEDIA CONTACT:
James Polehna	Jane Stehney
(248) 244-4586	(248) 244-5630
james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED APRIL 4, 2010 AND MARCH 29, 2009
(UNAUDITED)
(In millions of dollars except per share data)

	2010	2009	Change		% Change
Revenue from services	$1,130.4	$1,042.6	$87.8		8.4%
Cost of services	950.4	867.1	83.3		9.6

Gross profit	180.0	175.5	4.5		2.6
Selling, general and administrative expenses	181.6	206.1	(24.5)		(11.9)

Loss from operations	(1.6)	(30.6)	29.0		94.9
Other (expense) income, net	(1.1)	1.3	(2.4)		(184.6)

Loss from continuing operations before taxes	(2.7)	(29.3)	26.6		90.9
Income taxes	(0.7)	(13.2)	12.5		94.7

Loss from continuing operations	(2.0)	(16.1)	14.1		87.9
Earnings from discontinued operations, net of tax	—	0.6	(0.6)		(100.0)

Net loss	$(2.0)	$(15.5)	$13.5		87.4%

Basic loss per share on common stock
Loss from continuing operations	$(0.06)	$(0.46)	$0.40		87.0%
Earnings from discontinued operations	0.00	0.02	(0.02)		(100.0)
Net loss	(0.06)	(0.45)	0.39		86.7
Diluted loss per share on common stock
Loss from continuing operations	$(0.06)	$(0.46)	$0.40		87.0%
Earnings from discontinued operations	0.00	0.02	(0.02)		(100.0)
Net loss	(0.06)	(0.45)	0.39		86.7
STATISTICS:
Gross profit rate	15.9%	16.8%	(0.9	)pts.
Selling, general and administrative expenses:
% of revenue	16.1	19.8	(3.7)
% of gross profit	100.9	117.5	(16.6)
% Return — Loss from operations	(0.1)	(2.9)	2.8
Loss from continuing operations before taxes	(0.2)	(2.8)	2.6
Loss from continuing operations	(0.2)	(1.5)	1.3
Net loss	(0.2)	(1.5)	1.3

Effective income tax rate	26.4%	45.1%	(18.7	)pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	First Quarter
					Constant
					Currency
	2010	2009	Change		Change
Americas Commercial
Revenue from services (including fee-based income)	$547.7	$482.4	13.5%		11.5%
Fee-based income	2.1	1.8	15.6		10.7
Gross profit	78.5	73.1	7.4		5.6
SG&A expenses excluding restructuring charges	65.1	71.8	(9.5)
Restructuring charges	0.3	0.8	(54.7)
Total SG&A expenses	65.4	72.6	(10.0)		(11.5)
Earnings from operations	13.1	0.5	NM
Earnings from operations excluding restructuring charges	13.4	1.3	NM

Gross profit rate	14.3%	15.2%	(0.9	)pts.
Expense rates (excluding restructuring charges):
% of revenue	11.9	14.9	(3.0)
% of gross profit	82.8	98.2	(15.4)
Operating margin (excluding restructuring charges)	2.5	0.3	2.2

Americas PT
Revenue from services (including fee-based income)	$205.6	$197.4	4.1%		3.8%
Fee-based income	2.3	2.8	(18.3)		(19.0)
Gross profit	31.5	31.5	0.3		(0.1)
SG&A expenses excluding restructuring charges	23.0	26.2	(12.1)
Restructuring charges	—	—	(100.0)
Total SG&A expenses	23.0	26.2	(12.1)		(12.4)
Earnings from operations	8.5	5.3	62.3
Earnings from operations excluding restructuring charges	8.5	5.3	61.9

Gross profit rate	15.3%	15.9%	(0.6	)pts.
Expense rates (excluding restructuring charges):
% of revenue	11.2	13.3	(2.1)
% of gross profit	73.0	83.3	(10.3)
Operating margin (excluding restructuring charges)	4.1	2.7	1.4

EMEA Commercial
Revenue from services (including fee-based income)	$204.9	$216.6	(5.4)%		(12.4)%
Fee-based income	4.8	4.7	1.2		(7.6)
Gross profit	32.8	34.5	(5.1)		(12.2)
SG&A expenses excluding restructuring charges	32.4	40.8	(20.8)
Restructuring charges	2.7	5.8	(53.6)
Total SG&A expenses	35.1	46.6	(24.8)		(30.4)
Earnings from operations	(2.3)	(12.1)	81.3
Earnings from operations excluding restructuring charges	0.4	(6.3)	NM

Gross profit rate	16.0%	15.9%	0.1	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.8	18.8	(3.0)
% of gross profit	98.7	118.3	(19.6)
Operating margin (excluding restructuring charges)	0.2	(2.9)	3.1

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	First Quarter
					Constant
					Currency
	2010	2009	Change		Change
EMEA PT
Revenue from services (including fee-based income)	$34.9	$32.8	6.3%		(0.9)%
Fee-based income	3.7	4.4	(14.7)		(22.2)
Gross profit	9.4	9.4	0.5		(7.0)
Total SG&A expenses	9.5	10.0	(4.3)		(11.4)
Earnings from operations	(0.1)	(0.6)	83.3

Gross profit rate	27.1%	28.6%	(1.5	)pts.
Expense rates:
% of revenue	27.3	30.4	(3.1)
% of gross profit	101.0	106.1	(5.1)
Operating margin	(0.3)	(1.7)	1.4

APAC Commercial
Revenue from services (including fee-based income)	$80.9	$64.4	25.6%		6.8%
Fee-based income	2.8	2.2	25.7		7.9
Gross profit	11.4	9.5	20.4		1.1
SG&A expenses excluding restructuring charges	9.9	10.8	(8.5)
Restructuring charges	0.5	—	NM
Total SG&A expenses	10.4	10.8	(3.6)		(19.3)
Earnings from operations	1.0	(1.3)	NM
Earnings from operations excluding restructuring charges	1.5	(1.3)	NM

Gross profit rate	14.1%	14.7%	(0.6	)pts.
Expense rates (excluding restructuring charges):
% of revenue	12.2	16.7	(4.5)
% of gross profit	86.8	114.1	(27.3)
Operating margin (excluding restructuring charges)	1.9	(2.1)	4.0

APAC PT
Revenue from services (including fee-based income)	$7.6	$6.2	22.7%		4.9%
Fee-based income	1.9	1.0	96.4		81.1
Gross profit	2.8	1.9	46.1		29.4
Total SG&A expenses	3.8	2.2	73.2		54.3
Earnings from operations	(1.0)	(0.3)	(284.1)

Gross profit rate	36.7%	30.8%	5.9	pts.
Expense rates:
% of revenue	49.1	34.7	14.4
% of gross profit	133.8	112.9	20.9
Operating margin	(12.4)	(4.0)	(8.4)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT (continued)
(UNAUDITED)
(In millions of dollars)

	First Quarter
					Constant
					Currency
	2010	2009	Change		Change
OCG
Revenue from services (including fee-based income)	$55.3	$48.7	13.5%		12.1%
Fee-based income	6.1	6.6	(7.9)		(11.4)
Gross profit	14.0	15.9	(12.3)		(14.5)
SG&A expenses excluding restructuring charges	18.4	17.0	8.5
Restructuring charges	0.1	0.1	(36.2)
Total SG&A expenses	18.5	17.1	8.2		5.3
Earnings from operations	(4.5)	(1.2)	(280.6)
Earnings from operations excluding restructuring charges	(4.4)	(1.1)	(314.6)

Gross profit rate	25.3%	32.7%	(7.4	)pts.
Expense rates (excluding restructuring charges):
% of revenue	33.4	34.9	(1.5)
% of gross profit	132.1	106.8	25.3
Operating margin (excluding restructuring charges)	(8.1)	(2.2)	(5.9)
Corporate Expense
SG&A expenses excluding restructuring charges	$15.5	$20.4	(23.8)%
Restructuring charges	0.8	0.5	56.8
Total SG&A expenses	16.3	20.9	(22.0)
Asset Impairments	$—	$—	NM	%

Consolidated Total (net of intersegment activity)
Revenue from services (including fee-based income)	$1,130.4	$1,042.6	8.4%		4.4%
Fee-based income	23.7	23.5	0.7		(6.2)
Gross profit	180.0	175.5	2.6		(1.5)
SG&A expenses excluding restructuring charges	177.2	198.9	(11.0)
Restructuring charges	4.4	7.2	(38.6)
Total SG&A expenses	181.6	206.1	(11.9)		(15.3)
Earnings from operations	(1.6)	(30.6)	94.9
Earnings from operations excluding restructuring charges	2.8	(23.4)	NM

Gross profit rate	15.9%	16.8%	(0.9	)pts.
Expense rates (excluding restructuring charges):
% of revenue	15.7	19.1	(3.4)
% of gross profit	98.4	113.4	(15.0)
Operating margin (excluding restructuring charges)	0.3	(2.2)	2.5

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	April 4,	January 3,	March 29,
	2010	2010	2009
Current Assets
Cash and equivalents	$55.7	$88.9	$115.4
Trade accounts receivable, less allowances of $14.4, $15.0 and $17.2, respectively	727.3	717.9	706.3
Prepaid expenses and other current assets	79.7	70.6	55.8
Deferred taxes	18.4	21.0	29.2

Total current assets	881.1	898.4	906.7

Property and Equipment, Net	120.0	127.1	143.1

Noncurrent Deferred Taxes	76.9	77.5	39.8

Goodwill, Net	67.3	67.3	117.8

Other Assets	133.6	131.4	107.5

Total Assets	$1,278.9	$1,301.7	$1,314.9

Current Liabilities
Short-term borrowings and current portion of long-term debt	$68.2	$79.6	$16.9
Accounts payable and accrued liabilities	165.8	182.6	220.7
Accrued payroll and related taxes	218.2	208.3	209.5
Accrued insurance	19.2	19.7	25.5
Income and other taxes	46.5	47.4	26.3

Total current liabilities	517.9	537.6	498.9

Noncurrent Liabilities
Long-term debt	56.1	57.5	67.6
Accrued insurance	45.9	47.3	45.4
Accrued retirement benefits	77.7	76.9	59.2
Other long-term liabilities	15.5	16.0	15.2

Total noncurrent liabilities	195.2	197.7	187.4

Stockholders’ Equity
Common stock	40.1	40.1	40.1
Treasury stock	(106.7)	(107.2)	(110.5)
Paid-in capital	37.4	36.9	36.3
Earnings invested in the business	569.5	571.5	660.5
Accumulated other comprehensive income	25.5	25.1	2.2

Total stockholders’ equity	565.8	566.4	628.6

Total Liabilities and Stockholders’ Equity	$1,278.9	$1,301.7	$1,314.9

STATISTICS:
Working Capital	$363.2	$360.8	$407.8
Current Ratio	1.7	1.7	1.8
Debt-to-capital %	18.0%	19.5%	11.9%
Global Days Sales Outstanding	51	51	51

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 13 WEEKS ENDED APRIL 4, 2010 AND MARCH 29, 2009
(UNAUDITED)
(In millions of dollars)

	2010	2009
Cash flows from operating activities
Net loss	$(2.0)	$(15.5)
Noncash adjustments:
Depreciation and amortization	9.1	10.6
Provision for bad debts	0.1	1.5
Stock-based compensation	1.1	1.3
Other, net	0.2	(1.9)
Changes in operating assets and liabilities	(27.4)	29.1

Net cash from operating activities	(18.9)	25.1

Cash flows from investing activities
Capital expenditures	(1.4)	(2.0)
Acquisition of companies, net of cash received	—	(0.2)
Other investing activities	0.1	—

Net cash from investing activities	(1.3)	(2.2)

Cash flows from financing activities
Net change in revolving line of credit	(11.2)	(1.0)
Repayment of debt	—	(22.9)

Net cash from financing activities	(11.2)	(23.9)

Effect of exchange rates on cash and equivalents	(1.8)	(1.9)

Net change in cash and equivalents	(33.2)	(2.9)
Cash and equivalents at beginning of period	88.9	118.3

Cash and equivalents at end of period	$55.7	$115.4

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	First Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2010	2009	US$	Currency

Americas
United States	$710.2	$644.8	10.1%	10.1%
Canada	51.6	40.9	26.1	5.5
Mexico	19.0	14.7	28.9	14.3
Puerto Rico	14.7	15.7	(5.9)	(5.9)

Total Americas	795.5	716.1	11.1	9.6

EMEA
France	67.3	61.7	9.1	3.4
United Kingdom	37.6	62.6	(39.8)	(44.5)
Switzerland	31.4	28.5	10.0	1.7
Russia	23.3	13.9	67.7	47.9
Portugal	18.4	11.7	57.6	49.5
Italy	16.7	18.9	(11.7)	(16.2)
Germany	16.3	15.4	5.6	0.2
Norway	13.9	13.1	6.3	(9.4)
Other	19.2	28.2	(32.0)	(37.2)

Total EMEA	244.1	254.0	(3.9)	(10.9)

APAC
Australia	27.6	20.4	35.6	(0.2)
Singapore	18.9	14.9	26.4	17.4
Malaysia	14.6	12.1	20.4	11.7
India	13.7	7.0	96.7	81.6
Other	16.0	18.1	(11.5)	(27.2)

Total APAC	90.8	72.5	25.3	6.5

Total Kelly Services, Inc.	$1,130.4	$1,042.6	8.4%	4.4%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	First Quarter
	2010	2009

Pretax loss from operations	$(1.6)	$(30.6)

Restructuring charges (Note 1)	4.4	7.2
Litigation charges	—	0.9

Earnings (loss) from operations excluding restructuring and litigation charges	$2.8	$(22.5)

	First Quarter
	2010		2009
	Amount	Per Share	Amount	Per Share

Loss from continuing operations, net of taxes	$(2.0)	$(0.06)	$(16.1)	$(0.46)

Restructuring charges, net of taxes (Note 1)	3.6	0.10	6.4	0.19
Litigation charges, net of taxes	—	—	0.6	0.02

Earnings (loss) from continuing operations excluding restructuring and litigation charges, net of taxes	$1.6	$0.05	$(9.1)	$(0.26)

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring and litigation charges is useful to understand the Company’s first quarter financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company’s financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company’s financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
(1) Restructuring charges represent global costs incurred in connection with the reduction in the number of permanent employees and the consolidation, sale or closure of branch locations. These costs include severance, lease terminations, asset write-offs and other miscellaneous costs.